UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 28, 2007

AngioDynamics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50761	11-3146460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

603 Queensbury Avenue, Queensbury, New York 12804
(Address of Principal Executive Offices) (Zip Code)

(518) 798-1215
(Registrant’s telephone number, including area code)
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01.                                Other Events.

On August 28, 2007, AngioDynamics, Inc. (the “Company”) announced that its Board of Directors elected Mr. Vincent Bucci as its Chairman.  Mr. Bucci joined the Company's Board in January 2007 when the Company acquired RITA Medical Systems, Inc.  Mr. Bucci had been Chairman of the RITA Medical Systems, Inc. board of directors since 2003 and a member of its board since 1994.   The size of the Company's Board of Directors remains unchanged, at nine members. Mr. Bucci succeeds Mr. Paul Echenberg, who will remain on the Company's Board and continue to serve on the Compensation and Nominating and Corporate Governance committees.

The Company's August 28, 2007 press release, which is attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 28, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGIODYNAMICS, INC.
(Registrant)

Date: August 30, 2007	By:	D. Joseph Gersuk
Chief Financial Officer